Emmaus Holdings, Inc. 8-K/A

Exhibit 10.24
AJINOMOTO
AJINOMOTO AMINOSCIENCE LLC
4020 Ajinomoto Drive Raleigh, NC 27610
Tel:  (919) 231-0100 – Fax: (919) 325-1420

January 4, 2010

EMMAUS MEDICAL, INC.
20725 S. Western Ave, Suite 136
Torrance, CA 90501-1884
Attention:  Yutaka Niihara, M.D., President & CEO

Letter of Intent

Dear Dr. Niihara,

On the basis of the discussion with you, we would like to confirm the intention between your company and our company regarding supply of samples and future supply of our products as follows:

EMMAUS MEDICAL, INC. (“EMI”) asked AJINOMOTO GROUP to supply L-Glutamine with no monetary payment to proceed its clinical trial (the “Trial”);

AJINOMOTO AMINOSCIENCE LLC (“AAS”), as a member of AJINOMOTO GROUP, promised to supply 1,150 kg and more of L-Glutamine with no monetary payment as sample for the Trial;

In consideration of the supply of sample L-glutamine with no monetary payment, EMI agrees to purchase or make relevant third party purchase from AAS or any other company of AJINOMOTO GROUP all of the necessary L-Glutamine for commercial use arising out of the fruit of the Trial as its primary supplier, with EMI allowed to source L-Glutamine from third party suppliers on a back up basis, up to 10% of EMI’s requirement.  Provided, however, that if a third party competitor of AJINOMOTO  GROUP offers EMI more favorable price of L-Glutamine of like grade with similar terms and conditions, EMI may report to such offer by written form and reasonably ask AAS or any other company of AJINOMOTO  GROUP to reconsider then-current price; and

The above agreement will be reflected in certain supply agreement between EMI (or relevant third party) and AAS (or any other company of AJINOMOTO GROUP).

If the content of this letter correctly expresses the intentions and understandings between your company and our company as to the subject matter hereof, please sign and return to us a duplicate copy of this letter for the record of the mutual accord.

Yours sincerely

/s/ Tatsuya Sato
Tatsuya Sato, Senior Director

2/10/2010

Agreed:

EMMAUS MEDICAL, INC.

/s/ Yutaka Niihara
Yutaka Niihara, President & CEO

2/11/10